                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 25, 2003
                               (August 22, 2003)

                         -------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                       0-16461                   63-0868361
(State or Other Jurisdiction    (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification Number)



                  MAIN STREET                                35031
             BLOUNTSVILLE, ALABAMA                        (Zip Code)
   (Address of Principal Executive Offices)



                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)



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ITEM 5.  OTHER EVENTS

         On August 25, 2003 the Registrant mailed to each of its stockholders a Notice dated August 25, 2003, and an Order of the Circuit Court of Blount County, dated August 22, 2003, postponing the date of the hearing on the proposed settlement of the lawsuit styled Benson et al. v. Community Bancshares, Inc. et al. Copies of the Notice and Order are filed as Exhibits 99(a) and 99(b), respectively, hereto, which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number    Description
--------------    -----------

99(a)             Notice to Stockholders of the Registrant dated August 25, 2003

99(b)             Order of the Circuit Court of Blount County, Alabama dated
                  August 22, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By:  /s/ Patrick M. Frawley
     -------------------------------
     Patrick M. Frawley
     Chairman, Chief Executive Officer and President


Date: August 25, 2003



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EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99(a)             Notice to Stockholders of the Registrant dated August 25, 2003

99(b)             Order of the Circuit Court of Blount County, Alabama dated
                  August 25, 2003